Exhibit 10.1

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN
1. Purpose; Types of Awards; Construction.
The purpose of the American Capital Mortgage Investment Corp. Amended and Restated Equity Incentive Plan (the “Plan”), which is an amendment and restatement of the Original Plan, is to afford an incentive to Eligible Individuals to increase their efforts on behalf of the Company and its Affiliates, and to promote the success of the business of the Company and its Affiliates. The Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted shares and other equity-based awards.
2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.
(b) “Award” means any Option, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Change of Control” means a change in ownership or effective control of the Company, within the meaning of Section 409A of the Code; provided, however, that a transaction or series of transactions effected with the Manager and/or any Affiliate of the Manager, through the acquisition of Common Stock or other Company securities (regardless of the form of such transaction or series of transactions), changes to the membership of the Board or otherwise, shall not constitute a Change of Control for purposes of the Plan or any Award.
(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.
(g) “Committee” means the committee established by the Board to administer the Plan, the composition of which, with respect to awards for Independent Directors, shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. With respect to awards to Eligible Individuals that are not Independent Directors, the Committee may be composed of any other individual or group of individuals designated by the Board, including one or more members of the board of directors of one or more Affiliates.

(h) “Company” means American Capital Mortgage Investment Corp., a Maryland corporation, or any successor corporation.
(i) “Director” means a member of the Board.
(j) “Effective Date” means January 28, 2014, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders.

(k) “Eligible Individual” means any Employee or any Director, including any Independent Director, who is not an executive officer of the Company.
(l) “Employee” means any person who the Committee determines to be an employee of the Company or, if permitted by law, an Affiliate.
(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.
(n) “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded (or if no shares of Stock is traded on such date, for the last preceding date on which there was a sale of such Stock on such exchange); (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in good faith, shall determine.
(o) “Independent Director” means a Director who the Board has affirmatively determined is an “independent director” of the Company within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market marketplace rules.
(p) “Manager” means American Capital Mortgage Management, LLC, a Delaware limited liability company, or any successor entity.
(q) “Option” means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock. All Options granted hereunder shall be nonqualified stock options and shall not be incentive stock options intended to qualify under Section 422 of the Code.
(r) “Original Plan” means the American Capital Mortgage Investment Corp. Equity Incentive Plan for Independent Directors, which was effective on July 26, 2011.
(s) “Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.
(t) “Participant” means an Eligible Individual who has been granted an Award under the Plan.
(u) “Performance Goals” means performance goals established by the Board which may be based on sales, return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, total stockholder return, equity or investment growth, gross amount invested, market share, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance, or any other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to an Eligible Individual or the department, branch, Affiliate or other division in which he or she works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Board.
(v) “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.
(w) “Plan” means this American Capital Mortgage Investment Corp. Amended and Restated Equity Incentive Plan, as amended from time to time.

(x) “Removal for Cause” shall have the meaning ascribed to such term under the laws of Maryland.
(y) “Restricted Stock” means an Award of shares of Stock to a Participant under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.
(z) “Restricted Stock Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iii) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified Performance Goals.
(aa) “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.
(bb) “Stock” means shares of the common stock, par value $0.01 per share, of the Company.
3. Administration.
The Plan shall be administered by the Board. The Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and

(x) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, the Board may not take any action which would have the effect of reducing the aggregate exercise or purchase price of any Award without obtaining the approval of the Company’s stockholders.
4. Eligibility.
Awards may be granted, in the discretion of the Board, to individuals who are, as of the date of grant, Eligible Individuals. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.
5. Stock Subject to the Plan.
The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 1,100,000 shares of Stock (inclusive of the number of shares of Stock reserved pursuant to the Original Plan) and the maximum number of shares of Stock that may be covered by Awards granted to any one Eligible Individual during the term of this Plan shall not exceed 200,000 shares of Stock, both as subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Participant, or if shares of Stock are surrendered or withheld by the Company as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.
In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make equitable changes or adjustments to any or all of: (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, grant price or purchase price relating to any Award and (iv) the Performance Goals, if any, applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

6. Terms of Awards.

(a) General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.
(b) Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more Performance Goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.
(i) Options. The Board is authorized to grant Options to Participants on the following terms and conditions:
(A) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Participant, through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or a combination of the above, in any case in an amount having a combined value equal to such exercise price; provided that the Board may require that any Stock exchanged by the Participant have been owned by the Participant for at least six months as of the date of exercise. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.
(B) Term and Exercisability of Options. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.
(C) Termination of Service. Subject to Section 7, an Option may not be exercised unless: (1) the Participant is then providing services to the Company; and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.
(D) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.
(ii) Restricted Stock. The Board is authorized to grant Restricted Stock to Participants on the following terms and conditions:
(A) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more Performance Goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.
(B) Forfeiture. Subject to Section 7, upon termination of service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited;
provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(C) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.
(D) Dividends. Unless otherwise determined by the Board, cash dividends paid with respect to shares of Restricted Stock shall be paid to the same extent, at the same time and in the same manner as such dividends are paid with respect to all other outstanding shares of Stock. Unless otherwise determined by the Board, shares of Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend (other than cash), in each case with respect to shares of Restricted Stock, shall be subject to restrictions and a risk of forfeiture to the same extent as the shares of Restricted Stock with respect to which such shares of Stock or other property (other than cash) has been distributed.

(iii) Restricted Stock Units. The Board is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:
(A) Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for Restricted Stock Units by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of one or more Performance Goals.
(B) Forfeiture. Subject to Section 7, upon termination of service to the Company prior to the vesting of a Restricted Stock Unit, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.
(C) Dividend Equivalents. Unless otherwise determined by the Board, Restricted Stock Units shall be credited with dividend equivalents at such time as dividends, whether in the form of cash, Stock or other property, are paid with respect to the Stock. Unless otherwise determined by the Board, any such dividend equivalents shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Units to which they relate.
(D) Compliance with Section 409A. Notwithstanding any provision of the Plan and any Award Agreement, the grant, vesting and settlement of Restricted Stock Units shall comply with the applicable requirements of Section 409A of the Code.
(iv) Other Stock-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more Performance Goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture. To the extent that an Other Stock-Based Award would be subject to Section 409A of the Code, the provisions of such Award shall comply with the requirements of Section 409A of the Code.
7. Acceleration of Awards for Independent Directors upon Certain Termination of Service; Change of Control.
(a) Unless otherwise determined by the Board and set forth in an individual Award Agreement, in the event that the service to the Company of a Participant who is an Independent Director is terminated other than pursuant to a Removal for Cause, any Award held by such Participant that was not previously vested, exercisable and/or payable shall become fully vested, exercisable and or payable, and any Performance Goals imposed with respect to such Award shall be deemed to be fully achieved; provided, that with respect to an Award that is subject to Section 409A of the Code, such termination of service is a “separation from service” within the meaning of Section 409A of the Code.
(b) Upon a Change of Control, any Award to an Independent Director outstanding under the Plan that was not previously vested and/or exercisable shall become fully vested and/or exercisable, and any Performance Goals imposed with respect to such Award shall be deemed to be fully achieved.
8. General Provisions.
(a) Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.
(b) No Right to Continued Service, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as an employee or director of, or continue to provide services to, the Company or any parent, subsidiary or Affiliate of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.
(c) Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.
(d) Effective Date; Amendment and Termination.
(i) The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, no Award granted to an Eligible Individual under this Plan on or after the Effective Date and prior to the first annual meeting of stockholders following such date shall become effective until the date, if any, on which the stockholders of the Company approve the Plan.
(ii) The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.
(e) Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.
(f) Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan, provided that to the extent necessary, such procedures and programs comply with Section 409A of the Code.
(g) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.
(h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.
(i) Regulations and Other Approvals.
(i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.
(ii) Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
(iv) The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.
(j) Section 409A Compliance. Notwithstanding any provisions of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code. To the extent that the Board determines that the Plan or any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, notwithstanding anything to the contrary contained in the Plan or the Award Agreement, the Board reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Award to the extent necessary to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such Section.
(k) Registration on Form S-8. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8, or an amendment to an existing effective registration statement on Form S-8, with respect to the securities to be offered to Participants under the Plan and shall during the term of the Plan keep such registration statement effective.
(l) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.